ALLEGHENY ENERGY SUPPLY COMPANY, LLC
                      Consolidated Statement of Operations

                                                                                            Unaudited
                                                                                        Nine Months Ended
                                                                                          September 30,
 (In thousands)                                                                     2002                2001*
                                                                                -----------          -----------
OPERATING REVENUES:
   Retail                                                                       $    57,771          $   113,238
   Wholesale                                                                       (233,648)             383,051
   Affiliated                                                                       847,774              845,362
                                                                                -----------          -----------
     Total operating revenues                                                       671,897            1,341,651
                                                                                -----------          -----------
COST OF REVENUES:
   Fuel consumed for electric generation                                            342,623              327,213
   Purchased energy and transmission                                                127,432              190,764
                                                                                -----------          -----------
     Cost of revenues                                                               470,055              517,977
                                                                                -----------          -----------
Net revenues                                                                        201,842              823,674

OTHER OPERATING EXPENSES:
   Workforce reduction expenses                                                      40,880                 --
   Operation expense                                                                306,624              259,245
   Depreciation and amortization                                                     91,083               80,737
   Taxes other than income taxes                                                     49,027               50,681
                                                                                -----------          -----------
     Total other operating expenses                                                 487,614              390,663
                                                                                -----------          -----------
OPERATING INCOME (LOSS)                                                            (285,772)             433,011
                                                                                -----------          -----------

OTHER INCOME AND EXPENSES                                                            (3,667)               4,938

INTEREST CHARGES:
   Interest on long-term debt and other interest                                    116,806               78,593
   Interest capitalized                                                              (6,920)              (4,545)
                                                                                -----------          -----------
     Total interest charges                                                         109,886               74,048
                                                                                -----------          -----------
CONSOLIDATED INCOME (LOSS) BEFORE INCOME TAXES, MINORITY INTEREST, AND
   CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                          (399,325)             363,901

FEDERAL AND STATE INCOME TAX EXPENSE (BENEFIT)                                     (154,093)             129,044

MINORITY INTEREST                                                                     3,125                3,646
                                                                                -----------          -----------
CONSOLIDATED INCOME (LOSS) BEFORE CUMULATIVE
   EFFECT OF ACCOUNTING CHANGE                                                     (248,357)             231,211
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET                                            --                (31,147)
                                                                                -----------          -----------
CONSOLIDATED NET INCOME (LOSS)                                                  $  (248,357)         $   200,064
                                                                                ===========          ===========
 * Certain amounts have been reclassified for comparative purposes.

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                           ALLEGHENY ENERGY SUPPLY COMPANY, LLC
                                Consolidated Balance Sheet

                                                                             Unaudited
                                                                            September 30,              December 31,
(In thousands)                                                                  2002                      2001*
                                                                                ----                      -----
ASSETS
CURRENT ASSETS:
  Cash and temporary cash investments                                       $   143,834              $    20,909
  Accounts receivable:
    Nonaffiliated                                                               183,899                  121,771
    Affiliates, net                                                              28,421                   53,239
    Allowance for uncollectible accounts                                         (1,935)                  (2,400)
  Materials and supplies - at average cost:
    Operating and construction                                                   56,092                   52,757
    Fuel                                                                         57,604                   41,240
  Taxes receivable                                                              127,733                   95,247
  Commodity contracts                                                           186,717                  297,879
  Other                                                                          34,052                   21,510
                                                                              ---------                ---------
                                                                                816,417                  702,152
                                                                              ---------                ---------
PROPERTY, PLANT, AND EQUIPMENT:
  In service, at cost                                                         5,200,027                5,010,818
  Construction work in progress                                                 271,520                  340,772
                                                                              ---------                ---------
                                                                              5,471,547                5,351,590
  Accumulated depreciation                                                   (2,053,675)              (1,958,613)
                                                                              ---------                ---------
                                                                              3,417,872                3,392,977
                                                                              ---------                ---------
Investments including intangibles:
  Excess of cost over net assets acquired (Goodwill)                            367,287                  367,287
  Unregulated investments                                                        28,658                    7,105
                                                                              ---------                ---------
                                                                                395,945                  374,392
                                                                              ---------                ---------
Deferred charges:
  Commodity contracts                                                         1,252,725                1,457,504
  Other deferred charges                                                         73,505                   49,117
                                                                              ---------                ---------
                                                                              1,326,230                1,506,621
                                                                              ---------                ---------
Total assets                                                                $ 5,956,464              $ 5,976,142
                                                                              =========                =========
MEMBERS' EQUITY AND LIABILITIES
Current liabilities:
  Long-term debt due within one year                                        $   287,693              $   219,108
  Notes payable to parent and affiliates                                           --                    387,850
  Short-term debt                                                               803,146                  685,895
  Accounts payable                                                              276,074                  184,108
  Deferred income taxes                                                          64,393                  209,949
  Taxes accrued:
    Federal and state income                                                      2,534                    1,465
    Other                                                                        28,531                   24,120
  Commodity contracts                                                           343,837                  515,183
  Other                                                                          49,896                   62,632
                                                                              ---------                ---------
                                                                              1,856,104                2,290,310
                                                                              ---------                ---------
Long-term debt                                                                1,548,619                1,130,041

Minority interest                                                                31,190                   30,476
Deferred credits and other liabilities:
  Commodity contracts                                                           503,056                  489,950
  Deferred income taxes                                                         536,802                  412,707
  Other                                                                         105,444                   97,972
                                                                              ---------                ---------
                                                                              1,145,302                1,000,629
                                                                              ---------                ---------
Members' equity                                                               1,375,249                1,524,686

Total members' equity and liabilities                                       $ 5,956,464              $ 5,976,142
                                                                              =========                =========

* Certain amounts have been reclassified for comparative purposes.
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